VALENCE TECHNOLOGY, INC.

                             2000 STOCK OPTION PLAN

     1.   PURPOSE

     The purpose of the Plan is to further the growth and development of Valence Technology, Inc., a Delaware corporation (the "Company"), and its Affiliates by providing appropriate incentives and rewards to Employees (including officers of the Company), Directors and Consultants who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its Affiliates, and to attract individuals of outstanding ability to enter the employment of the Company or its Affiliates, to remain or become directors of the Company and to provide valuable services to the Company or its Affiliates. The Plan offers selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock.

     2.   INCENTIVE AND NONSTATUTORY STOCK OPTIONS

     Two types of Stock Options (referred to herein as "Options" without distinction between such two types) may be granted under the Plan: Options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code and Nonstatutory Stock Options not specifically authorized or qualified for favorable income tax treatment by the Code. All options shall be separately designated as Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 7, and a separate certificate or certificates shall be issued for Shares purchased on exercise of each type of Option. An Option designated as a Nonstatutory Stock Option shall not be treated as an Incentive Stock Option.

     3.   DEFINITIONS

     The following definitions are applicable to the Plan:

          3.1 "AFFILIATE" shall mean any Parent or any Subsidiary of the Company.

          3.2 "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.

          3.3 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          3.4 "COMMITTEE" shall mean a compensation committee of the Board, as described in SECTION 4.2.

          3.5 "COMPANY" shall mean Valence Technology, Inc., a Delaware corporation.

          3.6 "CONSULTANT" shall mean an individual who performs bona fide services for the Company or an Affiliate as a consultant or advisor, excluding Employees and Directors.

          3.7 "DIRECTOR" shall mean a member of the Board of the Company.

          3.8 "DISABILITY" shall mean that the Optionee is unable to engage in any substantial


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gainful activity by reason of any medically determinable physical or mental impairment. For purposes of determining the term of an ISO pursuant to Section
7.1 hereof, the Disability must be expected to result in death or to have lasted or be expected to last for a continuous period of not less than 12 months. The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

          3.9 "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

          3.10 "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

          3.11 "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows:

               3.11.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Plan Administrator deems reliable;

               3.11.2 If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Plan Administrator deems reliable;

               3.11.3 In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Plan Administrator. Such determination shall be conclusive and binding on all persons.

          3.12 "INCENTIVE STOCK OPTION" shall mean an Option intended to be and designated as an employee "incentive stock option" within the meaning of Section 422 of the Code.

          3.13 "NON-EMPLOYEE DIRECTOR" means a director who either (i) is not a current employee or officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

          3.14 "NONSTATUTORY OPTION" shall mean an Option not described in Sections 422(b) or 423(b) of the Code.


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          3.15 "OPTION" shall mean an Incentive Stock Option or Nonstatutory
Option granted under the Plan and entitling the holder to purchase Shares, which shall be evidenced by a written agreement between the Company and an Optionee.

          3.16 "OPTIONEE" shall mean an individual who holds an Option.

          3.17 "OUTSIDE DIRECTOR" shall mean a member of the Board who either
(i) is not a current employee of the Company or an Affiliate, is not a former employee of the Company or an Affiliate receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an Affiliate at any time, and is not currently receiving a direct or indirect remuneration from the Company or an Affiliate for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" who satisfies the requirements of such term as defined in Treas. Regs. ss.1.162-27(e)(3).

          3.18 "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

          3.19 "PLAN" shall mean this Valence Technology, Inc. 2000 Stock Option Plan, as amended from time to time.

          3.20 "PLAN ADMINISTRATOR" shall mean the Board or the Committee designated pursuant to SECTION 4.2 hereof to administer, construe and interpret the terms of the Plan.

          3.21 "SERVICE" shall mean service as an Employee, Director or Consultant.

          3.22 "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

          3.23 "STOCK" shall mean the Common Stock of the Company, par value $0.001 per Share.

          3.24 "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee, which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

          3.25 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     4. ADMINISTRATION

          4.1 ADMINISTRATION BY BOARD. Subject to SECTION 4.2 hereof, the Plan Administrator shall be the Board of Directors of the Company (the "Board") during such periods of time as all members of the Board are Outside Directors. The Plan Administrator shall have authority to


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construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible Employees, Directors and Consultants (as determined pursuant to Section 6) of the Company and its subsidiaries those persons to whom Options will be granted, to determine the timing and manner of the grant of the Options, whether the option will be an Incentive Stock Option or a Nonstatutory Stock Option, to determine the exercise price, the number of shares covered by and all of the terms of the Options (which need not be identical), to determine the duration and purpose of leaves of absence which may be granted to Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The Plan Administrator may, in its absolute discretion, without amendment to the Plan, accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

          4.2 ADMINISTRATION BY COMMITTEE. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator and, subject to the provisions of Section 4.3 of the Plan, at any time the Board includes any person who is not an Outside Director, the Board shall delegate all of its duties as Plan Administrator during such period of time to a Committee of not fewer than two (2) members of the Board, all of the members of which Committee shall be persons who, in the opinion of counsel to the Company, are Outside Directors and Non-Employee Directors, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business, as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

          4.3 EXCEPTIONS. Anything to the contrary notwithstanding, the requirements in Sections 2.1 and 2.2 that all members of the Committee be non-employee directors and Outside Directors shall not apply for any period of time during which the Company's Common Stock is not registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, and shall not apply with respect to grants to employees other than the named executive officers who are subject to the executive compensation disclosure rules under the Securities Exchange Act of 1934, as amended. Those provisions of the Plan that make express reference to Rule 16b-3 under the Securities Exchange Act of 1934, as amended, shall apply only to reporting persons. Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan, including the power to amend the Plan as provided in
Section 12.1. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

     5. SHARES SUBJECT TO THE PLAN

          5.1 BASIC LIMITATION. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The aggregate number of Shares that may be issued under the Plan


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(upon exercise of Options) shall not exceed 2,500,000 Shares, subject to adjustment pursuant to SECTION 11. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of Shares to satisfy the requirements of the Plan.

          5.2 ADDITIONAL SHARES. In the event that any outstanding Option for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan.

          5.3 LIMIT ON INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which ISOs granted after 1986 are exercisable for the first time by an Optionee during any calendar year (under all ISO plans of the Company and its Affiliates) shall not exceed $100,000. To the extent that the aggregate Fair Market Value (determined at the time of the Option is granted) of the Shares with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, such Options shall be treated as Nonstatutory Options. The determination of the Options to be treated as Nonstatutory Options shall be made by taking Options into account in the order in which they were granted.

     6. ELIGIBILITY

          6.1 GENERAL RULE. Incentive Stock Options may be granted only to Employees (including officers) of the Company or its Affiliates. A Director of the Company shall not be eligible to receive Incentive Stock Options unless such director is also an Employee (including an officer) of the Company or any Affiliate. Nonstatutory Stock Options may be granted only to key Employees (including officers) of, Directors of or Consultants to the Company or its Affiliates.

          6.2 INDIVIDUAL LIMIT. Subject to the provisions of SECTION 11 relating to adjustments upon changes in Stock, no person shall be eligible to be granted Options covering more than 700,000 Shares of the Company's Stock in any fiscal year.

          6.3 TEN-PERCENT STOCKHOLDERS. No person shall be eligible for the grant of an Incentive Stock Option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of the Affiliates unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such Stock at the date of grant and the term of the Option does not exceed five (5) years from the date of grant.

     7. OPTION PROVISIONS

     Each Option shall be in such form and shall contain such terms and conditions as the Plan Administrator shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

          7.1 TERM. The term of any Option shall not be greater than ten (10) years from the


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date it was granted. An Option shall terminate three (3) months after termination of the Optionee's Service with the Company or an Affiliate, unless
(i) such termination is due to such person's Disability, in which case the option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of Service; or (ii) the Optionee dies while in the Service of the Company or an Affiliate, or within not more than three (3) months after termination of such Service, in which case the Option may, but need not, provide that it may be exercised at any time within eighteen
(18) months following the death of the Optionee by the person or persons to whom the Optionee's rights under such Option pass by will or by the laws of descent and distribution; or (iii) the Option by its terms specifies either (a) that it shall terminate sooner than three (3) months after termination of the Optionee's Service, or (b) that it may be exercised more than three (3) months after termination of such Service with the Company or an Affiliate. This Section 7.1 shall not be construed to extend the term of any Option to permit anyone to exercise the Option after expiration of its term, nor shall it be construed to increase the number of Shares as to which any Option is exercisable from the amount exercisable on the date of termination of the Optionee's Service.

          7.2 EXERCISE PRICE. The Exercise Price for the shares subject to any Option shall be determined by the Plan Administrator at the time of grant, but shall not be less than par value per share. Anything to the contrary notwithstanding, the Exercise Price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate, the Option price shall not be less than 110% of the fair market value per share of the Stock of the Company on the date the Option is granted.

          7.3 PAYMENT. The Exercise Price of an Option shall be paid, to the extent permitted by applicable statutes and regulations, either:

               7.3.1 In cash or check at the time the option is exercised; or

               7.3.2 In the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, (i) by a copy of instructions to a broker directing such broker to sell the Shares for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Options (a "cashless exercise"), (ii) by paying all or a portion of the Exercise Price for the number of Shares being purchased by tendering Shares owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the Shares with respect to which such Option or portion thereof is thereby exercised (a "stock-for-stock exercise"), (iii) by a stock for stock exercise by means of attestation whereby the Optionee identifies for delivery specific Shares already owned by Optionee and receives a number of Shares equal to the difference between the Option Shares thereby exercised and the identified attestation Shares (an "attestation exercise"), or (iv) with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Plan Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.


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               7.3.3 The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any Affiliate as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by (i) cash or check payable to the Company, (ii) cashless exercise, (iii) stock-for-stock exercise, (iv) by paying all or a portion of the tax withholding for the number of Shares being purchased by withholding Shares from any transfer or payment to the Optionee ("stock withholding"), or (v) a combination of one or more of the foregoing payment methods. Any Shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan and the number of Shares subject to stock withholding shall not exceed an amount equal to the minimum required applicable tax withholding rates.

          7.4 RESTRICTIONS ON TRANSFER OF OPTION. Any Incentive Stock Option shall not be transferable except by will, by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of a Nonstatutory Stock Option, the Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

          7.5 EXERCISABILITY. The total number of Shares subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the Shares allotted to that period, and may be exercised with respect to some or all of the Shares allotted to such period and/or any prior period as to which the Option was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any Shares then remaining subject to the Option. The provisions of this SECTION 7.5 are subject to any Option provisions governing the maximum number of shares as to which an Option may be exercised. The Option may, but need not, include a provision whereby the Optionee may elect at any time during the Option term to exercise the Option as to any part or all of the Shares subject to the Option prior to the stated vesting date of the Option or of any installment or installments specified in the Option. Any Shares so purchased from any unvested installment or Option may be subject to a repurchase right in favor of the Company or to any other restriction the Plan Administrator determines to be appropriate.

          7.6 SECURITIES LAW REQUIREMENTS. The Company may require any optionee, or any person to whom an option is transferred under SECTION 7.4, as a condition of exercising any such option:

               7.6.1 To give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and


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experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and

               7.6.2 To give written assurances satisfactory to the Company stating that such person is acquiring the Stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the Stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if:

                    (a) The issuance of the Shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); or

                    (b) As to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

     8. COVENANTS OF THE COMPANY

          8.1 RESERVATION OF SHARES. During the terms of the Options granted under the Plan, the Company shall keep available at all times the number of Shares of Stock required to satisfy such Options.

          8.2 RESTRICTION ON ISSUANCE OF SHARES. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares of Stock upon exercise of the Options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option granted under the Plan or any Stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Stock upon exercise of such Options unless and until such authority is obtained.

     9. USE OF PROCEEDS FROM STOCK

     Proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

     10. MISCELLANEOUS

          10.1 NO SHAREHOLDER RIGHTS. Neither an Optionee nor any person to whom an Option is transferred under Section 7.4 shall be deemed to be the holder of, or to have any of the rights of the holder with respect to, any Shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

          10.2 FINANCIAL DISCLOSURE. Throughout the term of any Option granted pursuant to the Plan, the Company shall make available to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the bylaws of the Company.


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          10.3 NO RETENTION RIGHTS. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any eligible Employee or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Consultant or Director) or shall affect the right of the Company or any Affiliate to terminate the Service of any Optionee with or without cause. In the event that an Optionee is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of Service for purposes of SECTION 7.5 hereof and corresponding provisions of any outstanding Options, and (ii) suspend or otherwise delay the time or times at which the Shares subject to the Option would otherwise vest.

     11. ADJUSTMENTS UPON CHANGES IN STOCK

          11.1 GENERAL. If any change is made in the Stock subject to the Plan, or subject to any Option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), then the Plan and outstanding Options shall be appropriately adjusted:

               11.1.1 In the class(es) and maximum number of Shares subject to the Plan; and

               11.1.2 In the class(es) and number of Shares and price per Share of Stock subject to outstanding Options.

          11.2 MERGERS AND CONSOLIDATIONS. In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with, or upon a sale of all or substantially all of the Company's assets to, or the acquisition of all or substantially all of the Common Stock of the Company by any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, or any other corporate transaction occurs within the meaning of Code Section 424 and the regulations thereunder that would result in the transfer to a new employer or discharge of a significant number of employees or the creation or severance of a parent-subsidiary relationship (a "Corporate Event"), any unexercised Options theretofore granted under the Plan shall be deemed cancelled unless the surviving corporation in any such Corporate Event elects to assume the Options under the Plan or to issue substitute Options in place thereof; provided, however, that, notwithstanding the foregoing, if such Options would be cancelled in accordance with the foregoing, the Plan Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. Alternatively the purchaser(s) in such Corporate Event may, in his, her, or its discretion, terminate all outstanding Options by delivering to the Optionees the same kind of consideration that is delivered to the stockholders of the Company as a result of such Corporate Event, or the Board may terminate all outstanding Options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the higher of (i) the Fair Market Value of those Shares of Stock or other securities the holder of such Option would have received had the Option been exercised and no disposition of the Shares acquired upon such exercise been made prior to such Corporate Event, less the exercise price therefor, and (ii) the Fair Market Value of those Shares of Stock or other securities the holder of the Option would have received had the Option been exercised and no disposition of the Shares acquired upon such exercise been made immediately following such Corporate Event, less the exercise price therefor.

     12. AMENDMENT OF THE PLAN


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          12.1 RIGHT TO AMEND OR TERMINATE THE PLAN. The Board may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in SECTION 11), extends the term beyond ten (10) years after the earlier of the date the Plan is adopted or the date the Plan is approved by the Company's shareholders, or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of the Plan, except to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements.

          12.2 MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend, or renew outstanding Options granted under the Plan, and accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, modify any outstanding Incentive Stock Option in any manner that would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the exercise price for all shares subject to exercise under any outstanding Option shall not alter or impair any rights of the Optionee.

     13. EFFECTIVE DATE AND TERM OF PLAN

          13.1 EFFECTIVE DATE. The Plan, as set forth herein, shall be effective as of January 3, 2000 (the "Effective Date", which is the date of its adoption by the Board of Directors), subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

          13.2 TERMINATION DATE. The Plan shall terminate automatically on January 3, 2010 and may be terminated on any earlier date pursuant to SECTION
12.1 above.

     14. EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same as of January 3, 2000.